UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Name of Registrant as Specified in Its Charter)

STILWELL ACTIVIST INVESTMENTS, L.P. STILWELL VALUE PARTNERS VII, L.P. STILWELL ACTIVIST FUND, L.P. STILWELL VALUE LLC JOSEPH STILWELL PAULA J. POSKON CORISSA BRIGLIA PORCELLI
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Stilwell Activist Investments, L.P

Dear Fellow Stockholder of Wheeler Real Estate Investment Trust, Inc.,

Stilwell Activist Investments, L.P. and certain of its affiliates (collectively, “Stilwell,” “we” or “our”) are the beneficial owners of an aggregate of 919,540 shares of common stock, par value $0.01 per share (the “Common Stock”), of Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (“Wheeler” or the “Company”), which includes 25,400 shares of the Company’s Series D Cumulative Convertible Preferred Stock, no par value that are convertible into 37,441 shares of Common Stock, representing approximately 9.8% of the Company’s outstanding shares of Common Stock. For the reasons set forth in the attached Proxy Statement, we believe change to the composition of the Board of Directors of the Company (the “Board”) is necessary in order to ensure that the Company is being run in a manner consistent with the best interests of all stockholders. We are seeking your support for the election of our three (3) nominees, Joseph D. Stilwell, Paula J. Poskon and Corissa Briglia Porcelli, at the Company’s upcoming 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The individuals we have nominated are highly-qualified, capable and ready to serve the stockholders of Wheeler.

Our interests are aligned with the interests of all Wheeler stockholders. We believe there is significant value to be realized at Wheeler. However, we are concerned that the Board is not capable of taking the appropriate action to address the Company’s perennial underperformance. Under the current Board, we have witnessed the abysmal performance of the Company’s stock. We strongly believe that the Board must be reconstituted to ensure that the interests of stockholders are appropriately represented in the boardroom and that the Board takes the necessary steps to maximize stockholder value at the Company.

We urge you to consider carefully the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GREEN proxy card today FOR the election of Joseph D. Stilwell, Paula J. Poskon and Corissa Briglia Porcelli at the Annual Meeting. The attached Proxy Statement and the enclosed GREEN proxy card are first being mailed to stockholders on or about August 16, 2018.

If you have any questions or require any assistance with your vote, please contact Stilwell or Okapi Partners LLC, which is assisting us, at the addresses and numbers listed below.

We appreciate your support.

Sincerely,

/s/ Megan Parisi

Megan Parisi
The Stilwell Group
(917) 881-8076
mparisi@stilwellgroup.com

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If you have any questions, require assistance in voting your GREEN proxy card, or need additional copies of Stilwell’s proxy materials, please contact

Okapi Partners LLC at the phone numbers or email listed below.

Attn: Teresa Huang

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 869-0171

E-mail: info@okapipartners.com

In addition, please feel free to contact Stilwell at the phone number or email listed below.

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

Direct: 212-269-1551

info@stilwellgroup.com

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2018 ANNUAL MEETING OF STOCKHOLDERS
OF
Wheeler Real Estate Investment Trust, Inc.
_________________________

PROXY STATEMENT
OF
Stilwell Activist Investments, L.P.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GREEN PROXY CARD TODAY

Stilwell Activist Investments, L.P. (“Stilwell Activist Investments”), Stilwell Value Partners VII, L.P. (“Stilwell Value Partners VII”), Stilwell Activist Fund, L.P. (“Stilwell Activist Fund”), Stilwell Value LLC and Joseph Stilwell (collectively, “Stilwell”, “we” or “our”) are the largest stockholders of Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), who collectively beneficially own 919,540 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company, which includes 25,400 shares of the Company’s Series D Cumulative Convertible Preferred Stock, no par value (the “Series D Preferred Stock”) that are convertible into 37,441 shares of Common Stock, representing approximately 9.8% of the Company’s outstanding shares. We believe that the Board of Directors of the Company (the “Board”) must be reconstituted to ensure that the Company is being run in a manner consistent with stockholders’ best interests. We have nominated three (3) highly-qualified director nominees, who are committed to fully exploring all opportunities to unlock stockholder value at the Company. We are seeking your support at the annual meeting of stockholders scheduled to be held at The HarbourView Inn, The Flagship Room, 2 Vendue Range, Charleston, SC 29401, on October 3, 2018 at 9:30 a.m., local Charleston, South Carolina time (including any adjournments or postponements thereof and any meeting that may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Stilwell’s three (3) director nominees, Joseph D. Stilwell, Paula J. Poskon and Corissa Briglia Porcelli (each a “Nominee” and, collectively, the “Nominees”), to the Board as directors to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To approve, on an advisory basis, whether an advisory vote on the compensation of the Company’s named executive officers should occur every one, two or three years;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

5.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed GREEN proxy card are first being furnished to the stockholders on or about August 16, 2018.

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As of the date hereof, the members of Stilwell collectively own an aggregate of 919,540 shares of Common Stock, which includes 25,400 shares of Series D Preferred Stock that are convertible into 37,441 shares of Common Stock. The members of Stilwell intend to vote their shares FOR the election of the Nominees, 1 YEAR with respect to the frequency with which an advisory vote on the Company’s executive compensation should occur, AGAINST the advisory vote to approve the Company’s executive compensation, and FOR the ratification of the appointment of Cherry Bekaert LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018, as described herein.

The Company has set the close of business on August 23, 2018 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Each share of Common Stock is entitled to one vote for each of the proposals to be voted on. The principal executive offices of the Company are located at Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452. The number of shares of Common Stock outstanding as of the Record Date has not yet been disclosed. Once the Company announces such information, Stilwell will supplement this Proxy Statement to include such information.

Stilwell is seeking your support at the Annual Meeting to elect its three Nominees, Joseph D. Stilwell, Paula J. Poskon and Corissa Briglia Porcelli, to the Board. If elected at the Annual Meeting, our Nominees will constitute a minority of the Board.

We believe that the terms of eight (8) directors serving on the Board expire at the Annual Meeting. This Proxy Statement is soliciting proxies to elect not only our three Nominees, but also the candidates who have been nominated by the Company other than John McAuliffe, Carl B. McGowan, Jr. and Jeffrey Zwerdling. This gives stockholders the ability to vote for the total number of directors up for election at the Annual Meeting.

THIS SOLICITATION IS BEING MADE BY STILWELL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH STILWELL IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GREEN PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

STILWELL URGES YOU TO SIGN, DATE AND RETURN THE GREEN PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our GREEN proxy card are available at

www.okapivote.com/wheeler

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IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. Stilwell urges you to sign, date, and return the enclosed GREEN proxy card today to vote FOR the election of the Nominees and in accordance with Stilwell’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GREEN proxy card and return it to Stilwell, c/o Okapi Partners LLC (“Okapi”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GREEN voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•

Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or through the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our three Nominees only on our GREEN proxy card. So please make certain that the latest dated proxy card you return is the GREEN proxy card.

Okapi is assisting Stilwell with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

Attn: Teresa Huang

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 869-0171

E-mail: info@okapipartners.com

In addition, please feel free to contact Stilwell at the phone number or email listed below.

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

Direct: 212-269-1551

info@stilwellgroup.com

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REASONS FOR THE SOLICITATION

We are soliciting your support to elect our Nominees at the Annual Meeting because we have little confidence that the Board, as currently composed, has the objectivity and commitment to take the steps necessary to maximize value for the common stockholders at Wheeler. We believe that the Board needs to be reconstituted with directors who will represent the common stockholders’ best interests at Wheeler. Importantly, there has been significant turnover among top level executives at Wheeler, including most recently, the removal of Jon S. Wheeler as the Company’s CEO, President and Chairman. Mr. Wheeler was replaced by David Kelly, another long-serving Board member who oversaw a material decline in the Wheeler common stock price. We believe a reconstituted Board comprised of individuals elected by stockholders is required at this critical juncture in order to properly oversee a transition in leadership and to ensure that management remains accountable to the Company and its common stockholders.

Accordingly, we are soliciting your support to elect our three (3) Nominees at the Annual Meeting, who collectively bring the requisite skill sets, experience, fresh perspectives and common stockholder-alignment, that we believe is currently lacking on the Board.

We Are Concerned with the Company’s Prolonged Common Stock Price Underperformance

and the Elimination of the Dividend on Common Shares

We believe common stockholders should be seriously concerned with the Company’s common stock price underperformance. As displayed in the chart below, Wheeler’s common stock price has significantly declined over the past five (5) years.

Source: Bloomberg

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Since the Company’s IPO in November 2012, Wheeler’s common stock has also significantly underperformed the MSCI US REIT Index.

Source: Yahoo! Finance

Because of this unacceptable performance, the Board, in our view, has not been an effective steward of common stockholder capital and management accountability. Furthermore, Wheeler eliminated its dividend on common shares. While the removal of Mr. Wheeler as CEO, President and Chairman was a step in the right direction, we question how it took over five (5) years for the Board to recognize his shortcomings, during which time there was a material decline in the common stock price. We also question whether the Board would have removed Mr. Wheeler as CEO, President and Chairman if we had not publicly called for his removal. We believe a Board that is proactive rather than reactive in addressing accountability and performance issues is necessary to ensure that stockholder interests remain paramount in the boardroom. This proactivity is particularly important for Wheeler at this critical juncture.

We are Concerned with the Company’s Preferred Stock Offering

We believe the Company’s public offering of the Series D Preferred Stock (the “Preferred Stock Offering”) was dilutive and therefore harmful to Wheeler common stockholders. In January, Wheeler issued 1.4 million shares of Series D, $25 Convertible Preferred Stock at an $8.50 discount to face value, resulting in an immediate destruction of more than $12 million dollars for the common stockholders and exposing the common holders to potentially even worse consequences in the future. According to press reports, the Board voted unanimously to sell the Series D shares at the $8.50 discount to face value, and our common shares declined by half. We find it difficult to understand how the Board approved the issuance of additional preferred debt at such a deep discount to face value.

We also find it troubling that the Company approved the Preferred Stock Offering despite our public opposition to any additional offerings of preferred securities.

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Similarly, Institutional Shareholder Services Inc. (“ISS”), one of the leading proxy voting advisory firms, recommended that stockholders “WITHHOLD” on the election of every director up for re-election (other than John Sweet, who was a new director candidate at that time) at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) because the Board unilaterally approved a significant increase in the Company’s authorized shares of preferred stock without putting the matter to a stockholder vote. According to ISS, Wheeler’s “decision to unilaterally increase its authorized preferred shares is concerning as shareholders should have the right to opine on matters that could affect their voting power and economic position at the [C]ompany.” Although stockholder approval is not required under Maryland law, we agree with ISS that the Company should have put such a material stock issuance to a stockholder vote, “particularly when the increase is significant and appear to be excessive,” as stated by ISS.

We Are Concerned with the Board’s Ability to Provide Effective Oversight of Management

We believe the Company’s significant underperformance under Mr. Wheeler’s watch and the Board’s failure (until we publicly called for his ouster) to hold him accountable illustrate the Board’s poor judgment and failure to provide effective oversight of management.

As noted above, we question why the Board waited five (5) years to act as Mr. Wheeler implemented initiatives and took actions that resulted in a material decline in the common stock price. Importantly, while the removal of Mr. Wheeler was an important and necessary first step, we believe it was largely reactionary to our and other stockholders’ concerns and involvement and would likely not have been proactively made otherwise.

Wheeler stockholders deserve directors who will be proactive and work tirelessly to enhance value, not ones who appear only committed to doing so in the face of stockholder pressure. Accordingly, we believe a reconstituted Board that is committed to acting in the best interests of all stockholders at all times, is required.

We are Concerned with the Poor Corporate Governance at Wheeler

We are also concerned with the Company’s poor corporate governance, which we believe severely limits the ability of stockholders to seek effective change at Wheeler. Notably, stockholders cannot amend the Bylaws, can only act by unanimous written consent, and can only remove directors for cause and by a supermajority vote. In addition, stockholders must obtain a prohibitively high supermajority vote to amend shareholder-unfriendly provisions in the Company’s Articles, which likewise serves to disenfranchise stockholders. We believe that the Board should not be able to utilize Wheeler’s corporate machinery to insulate itself and prevent changes that would benefit all stockholders.

We do not believe we are alone regarding our concerns. ISS recommended that stockholders “WITHHOLD” on the re-election of the members of the Company’s Nominating and Corporate Governance Committee at the 2017 Annual Meeting given stockholders’ inability to amend the Bylaws, which ISS noted “is a fundamental right.” While eliminating this right from stockholders is permissible under Maryland law, we agree with ISS that it is nonetheless a material restriction of an important stockholder right. According to ISS, “such a prohibition represents a material diminution of shareholders’ rights and a material governance failure.” A Board that gives itself the exclusive right to amend the Bylaws is not a Board that is willing to represent stockholders’ best interests. If elected to the Board, our Nominees will push for governance changes, including those recommended by ISS.

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We Believe Our Nominees Have the Experience, Qualifications and Commitment Necessary to Fully Explore Available Opportunities to Unlock Value for Common Stockholders

For the reasons set forth above, we lack confidence in management’s and the Board’s ability to unlock value for the benefit of Wheeler’s common stockholders. With proper guidance and oversight from the Board, we believe there are opportunities to create value for Wheeler’s common stockholders.

We have identified three (3) highly qualified and capable independent directors with valuable and relevant business and financial experience who we believe will bring a fresh perspective into the boardroom and will be extremely helpful in evaluating and executing on initiatives to unlock value at the Company. Further, we believe Wheeler’s chronic underperformance warrants directors whose interests are closely aligned with those of the common stockholders and who will work constructively with the other members of the Board to protect the best interests of Wheeler’s common stockholders.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board currently consists of eight (8) directors whose terms expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) Nominees, Joseph D. Stilwell, Paula J. Poskon and Corissa Briglia Porcelli, each of whom is currently independent of the Company. Each of our Nominees, if elected at the Annual Meeting, will serve until the 2019 annual meeting of the stockholders (the “2019 Annual Meeting”) and until his or her successor shall have been duly elected and qualified, or until his or her death, resignation, or removal. Your vote to elect our Nominees will have the legal effect of replacing three (3) incumbent directors with the Nominees. If elected, our Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they can implement the actions that they believe are necessary to enhance stockholder value. There is no assurance that any incumbent director will serve as a director if one or more of our Nominees are elected to the Board.

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the Nominees. The ages shown below are as of the date of the filing of this Proxy Statement. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth below. This information has been furnished to us by the Nominees. The Nominees are citizens of the United States.

THE NOMINEES

Joseph D. Stilwell, age 57, is the owner and managing member of Stilwell Value LLC, the general partner of a group of private investment partnerships known as The Stilwell Group. Mr. Stilwell started his first fund in 1993 and has been reviewing and analyzing financial statements and investing in financial companies for 35 years. Since April 2009, he has served on the board of directors of Kingsway Financial Services Inc., a financial services company. Mr. Stilwell previously served on the boards of directors of American Physicians Capital, Inc. from November 2004 until it was acquired in October 2010 and SCPIE Holdings Inc. from December 2006 until it announced a sale of the company in October 2007. He graduated in 1983 from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics.

Stilwell believes Mr. Stilwell’s extensive experience and knowledge in capital allocation and maximizing stockholder value make him well-qualified to serve as a director of the Company.

Paula J. Poskon, age 54, is the founder of STOV Advisory Services LLC (“STOV”), which offers professional consulting and advisory services to company executives and institutional investors in the areas of real estate, capital markets, investor relations, and diversity and inclusion. She has been STOV’s President since July 2016. Throughout the past decade, Ms. Poskon specialized in real estate investment trusts. Ms. Poskon served as Senior Vice President/Senior Real Estate Research Analyst at D.A. Davidson & Co., Inc. (“D.A. Davidson”), an employee-owned full-service investment firm, from September 2014 until May 2015. She was hired by D.A. Davidson to co-lead the launch of its real estate capital markets platform. Prior to that, Ms. Poskon was a Director and Senior Equity Research Analyst in Real Estate at Robert W. Baird & Co., Inc., an employee-owned wealth management, capital markets, asset management and private equity firm, from October 2005 until July 2014. She was named No. 3 on The Wall Street Journal’s ranking of “Best on the Street” among real estate analysts for 2009 and No. 2 among real estate analysts for stock-picking in 2011 by StarMine. From August 2000 until September 2005, Ms. Poskon was an Equity Research Associate, Asset Management Associate and Investment Banking Associate at Lehman Brothers, a global financial services firm. She graduated from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics with a concentration in Accounting and a Master of Business Administration in Finance with a concentration in Strategic Management. Ms. Poskon is a frequent speaker at real estate industry conferences.

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Stilwell believes Ms. Poskon’s more than 15 years of capital markets experience in equity research and investment banking, together with her extensive experience and relationships in the real estate industry, make her well-qualified to serve as a director of the Company.

Corissa Briglia Porcelli, age 32, serves as the Director of Research for a group of private investment partnerships known as The Stilwell Group, where she makes investment decisions primarily related to community banks. She joined The Stilwell Group in December 2010 as an Analyst and served in that capacity until becoming the Director of Research in April 2016. Ms. Porcelli has been a Director of Madison Bank of Maryland and its holding company MB Bancorp, Inc. since March 2018. Ms. Porcelli previously served as a Director of Sunshine Community Bank and its holding company Sunshine Financial, Inc. from February 2016 until the company was sold in April 2018. She also previously served as a Director of Delanco Federal Savings Bank from August 2017, and its holding company Delanco Bancorp, Inc. from May 2017 until the company was sold in April 2018. Ms. Porcelli previously served as a Director of Fraternity Federal Savings and Loan Association and its holding company Fraternity Community Bancorp, Inc. from November 2014 until the company was sold in May 2016, and prior to that as a Director of Colonial Bank FSB and its holding company Colonial Financial Services, Inc. from March 2014 until the company was sold in April 2015. Ms. Porcelli graduated from the University of Pennsylvania with an undergraduate degree in Economics and Psychology and is a Certified Financial Analyst charterholder.

Stilwell believes Ms. Porcelli’s experience in public company leadership and corporate finance makes her well-qualified to serve as a director of the Company.

The principal business address of Ms. Poskon is 12372 Lima Lane, Reston, Virginia 20191. The principal business address of each of Mr. Stilwell and Ms. Porcelli is 111 Broadway, 12th Floor, New York, New York 10006.

As of the date hereof, neither Ms. Poskon nor Ms. Porcelli beneficially owns securities of the Company and neither has engaged in any transactions in securities of the Company during the past two years. As of the date hereof, Mr. Stilwell does not directly own any securities of the Company and has not engaged in any transactions in securities of the Company during the past two years. Mr. Stilwell, by virtue of being the managing member and owner of Stilwell Value LLC, the general partner of each of Stilwell Activist Investments, Stilwell Value Partners VII and Stilwell Activist Fund, may be deemed the beneficial owner of the 919,540 shares of Common Stock, which includes 25,400 shares of Series D Preferred Stock that are convertible into 37,441 shares of Common Stock, owned in the aggregate by Stilwell Activist Investments, Stilwell Value Partners VII and Stilwell Activist Fund. For information regarding purchases and sales during the past two years by Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments in securities of the Company, please see Schedule I.

Each of Ms. Poskon and Ms. Porcelli disclaims beneficial ownership of the shares of Common Stock reported owned herein.

Stilwell and each of Ms. Poskon and Ms. Porcelli are parties to separate nominee agreements, whereby Stilwell has agreed to reimburse each of Ms. Poskon and Ms. Porcelli for her expenses incurred in connection with her nomination for election to the Board and to indemnify and hold each of Ms. Poskon and Ms. Porcelli harmless from and against all damages and claims that may arise in connection with being nominated for election to the Board.

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Stilwell believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.

Mr. Stilwell and Stilwell Value LLC, an SEC registered investment adviser affiliated with Mr. Stilwell, settled an SEC investigation without admitting or denying any of the allegations after which the SEC entered an administrative SEC order on March 16, 2015 (the “Order”) that alleged civil violations of certain securities regulations. These were for, among other things, failing to adequately disclose conflicts of interest presented by inter-fund loans between certain private investment partnerships managed by Stilwell Value LLC and/or Mr. Stilwell, which loans were repaid in full without monetary loss to investors from the alleged conduct. Under the Order, among other things, 1) Mr. Stilwell was suspended for twelve months (from March 2015 to March 2016) from association with Stilwell Value LLC, its related business, or any other SEC regulated investment business, and he paid a civil money penalty of $100,000; and 2) Stilwell Value LLC paid a civil money penalty of $250,000 and repaid certain management fees to investors. All obligations set forth in the Order have been fully satisfied; there are no remaining obligations or restrictions pursuant to the Order.

Other than as stated herein, and except for compensation (and related benefits) received by Ms. Porcelli, as an employee of The Stilwell Group, there are no arrangements or understandings between Stilwell and any of the Nominees, or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve, or for good cause will not serve, the shares of Common Stock represented by the enclosed GREEN proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Articles of Amendment and Restatement, as amended or Bylaws (collectively, the “Organizational Documents”) and applicable law. In addition, we reserve the right to solicit proxies for the election of any other substitute nominee if the Company makes or announces any changes to its Organizational Documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees, to the extent this is not prohibited under the Organizational Documents and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Organizational Documents and shares of Common Stock represented by the enclosed GREEN proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional persons, to the extent this is not prohibited under the Organizational Documents and applicable law, if the Company increases the size of its Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Stilwell that any attempt to increase the size of the current Board or to classify the Board, constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED GREEN PROXY CARD.

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PROPOSAL NO. 2

ADVISORY VOTE ON the FREQUENCY OF THE advisory vote on COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to indicate how frequently they would like the Company to hold an advisory vote on the compensation of the Company’s named executive officers, commonly known as a “say-on-pay” proposal. With respect to the frequency at which the Company holds future say-on-pay votes, stockholders may vote for “1 YEAR,” “2 YEARS,” or “3 YEARS” or mark the proxy “ABSTAIN.”

According to the Company’s proxy statement, this proposal is advisory only and not binding on the Company or the Board, but the results will be taken into consideration when making decisions regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers.

We believe that an annual vote is appropriate for the Company because it provides stockholders the opportunity to provide frequent feedback on the Company’s overall compensation philosophy, design and implementation.

WE RECOMMEND A VOTE FOR “1 YEAR” WITH RESPECT TO THE ADVISORY VOTE ON THE FREQUENCY OF THE EXECUTIVE COMPENSATION ADVISORY VOTE AND INTEND TO VOTE OUR SHARES FOR “1 YEAR” ON THIS PROPOSAL.

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PROPOSAL NO. 3

ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to indicate their support for the compensation of the Company’s named executive officers. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking stockholders to vote for the following resolution:

“RESOLVED, that the compensation of the named executive officers of the Company, as disclosed in this Proxy Statement under the heading ‘“Compensation Discussion and Analysis,” including the compensation tables and their accompanying narrative discussion, is approved.”

As disclosed in the Company’s proxy statement, the stockholder vote on the say-on-pay proposal is an advisory vote only; however, the Board will evaluate whether any actions are necessary to address significant concerns as a result of the outcome of the advisory vote.

WE RECOMMEND A VOTE “AGAINST” THIS SAY-ON-PAY PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

12

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Company’s Audit Committee has appointed Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and is proposing that stockholders ratify such appointment. The Company is submitting the appointment of Cherry Bekaert LLP for ratification of the stockholders at the Annual Meeting.

WE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF CHERRY BEKAERT LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

13

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. According to the Company’s proxy statement, the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed GREEN proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, 1 YEAR with respect to the frequency with which an advisory vote on executive compensation should be presented to the Company’s stockholders, AGAINST the advisory vote to approve the Company’s executive compensation, and FOR the ratification of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate eight (8) candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect not only our three (3) Nominees, but also the candidate who has been nominated by the Company other than John McAuliffe, Carl B. McGowan, Jr. and Jeffrey Zwerdling. This gives stockholders the ability to vote for the total number of directors up for election at the Annual Meeting.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock as of the Record Date will be considered a quorum for the transaction of business.

Votes withheld from director nominees, abstentions and broker non-votes will be counted as shares present for the purpose of determining a quorum but will not be counted in determining the number of shares voted “FOR” director nominees or treated as votes cast on any other proposal. According to the Company’s proxy statement, abstentions and broker non-votes will not affect the outcome of the vote on any of the proposals presented at the Annual Meeting.

A broker non-vote occurs when a bank, broker or other nominee who holds shares for another person returns a proxy but does not vote on a particular item, usually because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares.

14

If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

If your shares are held in the name of your broker, a bank or other nominee, that party will give you instructions for voting your shares. If you do not give instructions to your bank or brokerage firm, it will not be allowed to vote your shares with respect to any of the proposals to be presented at the Annual Meeting. In the absence of voting instructions, shares subject to such so-called broker non-votes will not be counted as voted on those proposals and so will have no effect on the vote, but will be counted as present for the purpose of determining the existence of a quorum. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, directors will be elected pursuant to a plurality voting standard, which means that the eight (8) nominees for director receiving the highest number of “FOR” votes will be elected as directors of the Company. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Neither an abstention nor a “broker non-vote” will count as a vote cast “FOR” or “AGAINST” a director nominee.  Therefore, abstentions and “broker non-votes” will have no direct effect on the outcome of the election of directors.

Other Proposals ─ According to the Company’s Bylaws, a majority of the votes cast at a meeting of stockholders at which a quorum is present, shall be sufficient to approve any matter which may properly come before the meeting, other than the election of directors. Accordingly, approval of the non-binding, advisory resolution to approve the compensation of the Company’s named executive officers, approval on an advisory basis, the frequency of the advisory vote on the compensation of the Company’s executive officers, and the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm each require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present for the purpose of determining a quorum but will not be treated as votes cast on any other proposal and, therefore, will not affect the outcome of these other proposals.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by voting again by telephone or through the Internet, by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. The revocation may be delivered either to Stilwell in care of Okapi at the address set forth on the back cover of this Proxy Statement or to the Company at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Stilwell in care of Okapi at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Okapi may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

15

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Stilwell. Proxies may be solicited by mail, facsimile, telephone, email, Internet, in person and by advertisements.

Members of Stilwell have entered into an agreement with Okapi for solicitation and advisory services in connection with this solicitation, for which Okapi will receive an initial fee of $20,000, as well as additional compensation to be determined at the conclusion of the solicitation, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Stilwell has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Stilwell will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi will employ approximately 25 persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Stilwell. Costs of this solicitation of proxies are currently estimated to be approximately $250,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Stilwell estimates that through the date hereof its expenses in connection with this solicitation are approximately $135,000. Stilwell intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation. Stilwell does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Stilwell Activist Investments, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Value LLC, and the Nominees are participants in this solicitation.

The principal business of each of Stilwell Activist Investments, a Delaware limited partnership, Stilwell Value Partners VII, a Delaware limited partnership, and Stilwell Activist Fund, a Delaware limited partnership, is serving as a private investment partnership engaged in the purchase and sale of securities for its own account. The principal business of Stilwell Value LLC, a Delaware limited liability company, is serving as the general partner of each of Stilwell Activist Investments, Stilwell Value Partners VII, Stilwell Activist Fund and affiliated private investment partnerships. Mr. Stilwell is the managing member and sole owner of Stilwell Value LLC.

The address of the principal office of each of Stilwell Activist Investments, Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Value LLC is 111 Broadway, 12th Floor, New York, New York 10006.

16

As of the date hereof, Stilwell Activist Investments directly owns 685,080 shares of Common Stock, which includes 19,126 shares of the Series D Preferred Stock that are convertible into 28,193 shares of Common Stock. As of the date hereof, Stilwell Value Partners VII directly beneficially owns 142,937 shares of Common Stock, which includes 4,016 shares of Series D Preferred Stock that are convertible into 5,920 shares of Common Stock. As of the date hereof, Stilwell Activist Fund directly beneficially owns 91,523 shares of Common Stock, which includes 2,258 shares of Series D Preferred Stock that are convertible into 3,328 shares of Common Stock. Stilwell Value LLC, as the general partner of each of Stilwell Value Partners VII, Stilwell Activist Fund and Stilwell Activist Investments, may be deemed the beneficial owner of the 919,540 shares of Common Stock, which includes 25,400 shares of Series D Preferred Stock that are convertible into 37,441 shares of Common Stock, owned in the aggregate by Stilwell Value Partners VII, Stilwell Activist Fund and Stilwell Activist Investments. Mr. Stilwell, as the managing member and owner of Stilwell Value LLC, the general partner of each of Stilwell Value Partners VII, Stilwell Activist Fund and Stilwell Activist Investments, may be deemed the beneficial owner of the 919,540 shares of Common Stock, which includes 25,400 shares of Series D Preferred Stock that are convertible into 37,441 shares of Common Stock, owned in the aggregate by Stilwell Value Partners VII, Stilwell Activist Fund and Stilwell Activist Investments.

For information regarding purchases and sales of securities of the Company during the past two years by certain of the participants in this solicitation, please see Schedule I. The securities of the Company directly owned by Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business). Each of the participants disclaims beneficial ownership with respect to the shares of Common Stock reported owned in this Proxy Statement except to the extent of its, his or her pecuniary interest therein.

The participants in this solicitation do not have any material interest in the nomination of the Nominees, individually or in the aggregate, including any anticipated benefit therefrom, other than their interests in their capacities as stockholders (direct or beneficial) of the Company, as applicable.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, except as otherwise set forth in this Proxy Statement, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

17

OTHER MATTERS AND ADDITIONAL INFORMATION

Stilwell is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Stilwell is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GREEN proxy card will vote on such matters in their discretion.

Stockholder PROPOSALS

The Company has not yet publicly disclosed the deadline for stockholders to submit a proposal in order to be considered for inclusion in the Company’s proxy statement and the form of proxy for the 2019 Annual Meeting, or the deadline for any director nomination or stockholder proposal of other business intended to be presented for consideration at the 2019 Annual Meeting, but not intended to be considered for inclusion in the Company’s proxy statement and form of proxy related to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act). Once the Company publicly discloses these deadlines, Stilwell intends to supplement this Proxy Statement to include such information.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING based on reliance on Rule 14a-5(c). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Stilwell Activist Investments, L.P.

August 16, 2018

18

SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase / Sale

Stilwell Activist Investments, L.P.

Purchase of Common Stock	18,913	06/01/2017
Purchase of Common Stock	32,426	06/02/2017
Purchase of Common Stock	52,105	06/05/2017
Purchase of Common Stock	16,376	06/06/2017
Purchase of Common Stock	17,286	06/07/2017
Purchase of Common Stock	16,602	06/08/2017
Purchase of Common Stock	7,574	06/09/2017
Purchase of Common Stock	7,159	06/12/2017
Purchase of Common Stock	7,165	06/13/2017
Purchase of Common Stock	31,753	06/14/2017
Purchase of Common Stock	38,370	06/15/2017
Purchase of Common Stock	16,567	06/16/2017
Purchase of Common Stock	19,976	06/19/2017
Purchase of Common Stock	42,591	06/20/2017
Purchase of Common Stock	20,271	06/21/2017
Purchase of Common Stock	21,222	06/22/2017
Purchase of Common Stock	37,743	06/23/2017
Purchase of Common Stock	24,695	06/26/2017
Purchase of Common Stock	14,969	06/27/2017
Purchase of Common Stock	37,825	06/28/2017
Purchase of Common Stock	19,858	06/29/2017
Purchase of Common Stock	34,053	06/30/2017
Purchase of Common Stock	6,809	07/05/2017
Purchase of Common Stock	400	07/06/2017
Purchase of Common Stock	8,616	07/12/2017
Purchase of Common Stock	5,757	07/13/2017
Purchase of Common Stock	2,834	07/14/2017
Purchase of Common Stock	5,402	07/26/2017
Purchase of Common Stock	11,560	07/27/2017
Purchase of Common Stock	4,219	07/28/2017
Purchase of Common Stock	9,393	07/31/2017
Purchase of Common Stock	3,245	08/01/2017
Purchase of Common Stock	2,312	08/02/2017
Purchase of Common Stock	15,090	08/03/2017
Purchase of Common Stock	10,179	08/04/2017
Purchase of Common Stock	3,946	08/07/2017
Purchase of Common Stock	2,560	08/08/2017
Purchase of Common Stock	11,910	08/09/2017
Purchase of Common Stock	3,686	08/10/2017

I-1

Purchase of Series D Preferred Stock	4,250 (convertible into 6,265 shares of Common Stock)	02/01/2018
Purchase of Series D Preferred Stock	9,367 (convertible into 13,807 shares of Common Stock)	02/20/2018
Purchase of Series D Preferred Stock	2,500 (convertible into 3,685 shares of Common Stock)	03/07/2018
Purchase of Series D Preferred Stock	3,009 (convertible into 4,435 shares of Common Stock)	05/09/2018
Purchase of Common Stock	3,517	07/23/2018
Purchase of Common Stock	3,795	07/24/2018
Purchase of Common Stock	4,665	07/25/2018

Purchase of Common Stock	1,493	08/02/2018

Stilwell Value Partners VII, L.P.

Purchase of Common Stock	3,750	06/01/2017
Purchase of Common Stock	6,430	06/02/2017
Purchase of Common Stock	10,331	06/05/2017
Purchase of Common Stock	3,247	06/06/2017
Purchase of Common Stock	3,428	06/07/2017
Purchase of Common Stock	3,292	06/08/2017
Purchase of Common Stock	1,502	06/09/2017
Purchase of Common Stock	1,420	06/12/2017
Purchase of Common Stock	1,421	06/13/2017
Purchase of Common Stock	6,296	06/14/2017
Purchase of Common Stock	7,608	06/15/2017
Purchase of Common Stock	3,285	06/16/2017
Purchase of Common Stock	3,961	06/19/2017
Purchase of Common Stock	8,445	06/20/2017
Purchase of Common Stock	3,490	06/21/2017
Purchase of Common Stock	4,736	06/22/2017
Purchase of Common Stock	7,484	06/23/2017
Purchase of Common Stock	4,896	06/26/2017
Purchase of Common Stock	2,968	06/27/2017
Purchase of Common Stock	7,500	06/28/2017
Purchase of Common Stock	3,937	06/29/2017
Purchase of Common Stock	6,752	06/30/2017
Purchase of Common Stock	1,350	07/05/2017
Purchase of Common Stock	1,788	07/12/2017
Purchase of Common Stock	1,142	07/13/2017
Purchase of Common Stock	200	07/18/2017
Purchase of Common Stock	1,433	07/26/2017
Purchase of Common Stock	2,292	07/27/2017
Purchase of Common Stock	836	07/28/2017
Purchase of Common Stock	1,863	07/31/2017
Purchase of Common Stock	1,102	08/02/2017
Purchase of Common Stock	2,992	08/03/2017
Purchase of Common Stock	2,018	08/04/2017

I-2

Purchase of Common Stock	696	08/07/2017
Purchase of Common Stock	2,956	08/09/2017
Purchase of Common Stock	651	08/10/2017
Purchase of Series D Preferred Stock	750 (convertible into 1,106 shares of Common Stock)	02/01/2018
Purchase of Series D Preferred Stock	1,950 (convertible into 2,874 shares of Common Stock)	02/20/2018
Purchase of Series D Preferred Stock	1,316 (convertible into 1,940 shares of Common Stock)	05/09/2018
Purchase of Common Stock	4,779	07/19/2018
Purchase of Common Stock	1,981	07/20/2018
Purchase of Common Stock	930	07/23/2018
Purchase of Common Stock	820	07/24/2018
Purchase of Common Stock	1,009	07/25/2018

Stilwell Activist Fund, L.P.

Purchase of Common Stock	2,337	06/01/2017
Purchase of Common Stock	4,008	06/02/2017
Purchase of Common Stock	6,440	06/05/2017
Purchase of Common Stock	2,024	06/06/2017
Purchase of Common Stock	2,137	06/07/2017
Purchase of Common Stock	2,052	06/08/2017
Purchase of Common Stock	936	06/09/2017
Purchase of Common Stock	885	06/12/2017
Purchase of Common Stock	885	06/13/2017
Purchase of Common Stock	3,925	06/14/2017
Purchase of Common Stock	4,742	06/15/2017
Purchase of Common Stock	2,048	06/16/2017
Purchase of Common Stock	2,469	06/19/2017
Purchase of Common Stock	5,264	06/20/2017
Purchase of Common Stock	2,505	06/21/2017
Purchase of Common Stock	2,623	06/22/2017
Purchase of Common Stock	4,665	06/23/2017
Purchase of Common Stock	3,052	06/26/2017
Purchase of Common Stock	1,850	06/27/2017
Purchase of Common Stock	4,675	06/28/2017
Purchase of Common Stock	2,454	06/29/2017
Purchase of Common Stock	4,209	06/30/2017
Purchase of Common Stock	841	07/05/2017
Purchase of Common Stock	1,115	07/12/2017
Purchase of Common Stock	711	07/13/2017
Purchase of Common Stock	1,018	07/26/2017

I-3

Purchase of Common Stock	1,429	07/27/2017
Purchase of Common Stock	522	07/28/2017
Purchase of Common Stock	1,161	07/31/2017
Purchase of Common Stock	686	08/02/2017
Purchase of Common Stock	1,865	08/03/2017
Purchase of Common Stock	1,259	08/04/2017
Purchase of Common Stock	750	08/08/2017
Purchase of Common Stock	1,526	08/09/2017
Purchase of Series D Preferred Stock	1,683 (convertible into 2,481 shares of Common Stock)	02/20/2018
Purchase of Series D Preferred Stock	575 (convertible into 848 shares of Common Stock)	05/09/2018
Purchase of Common Stock	2,831	07/19/2018
Purchase of Common Stock	3,119	07/20/2018
Purchase of Common Stock	1,367	07/23/2018
Purchase of Common Stock	513	07/24/2018
Purchase of Common Stock	631	07/25/2018

Purchase of Common Stock	666	08/02/2018

I-4

SCHEDULE II

The following table is reprinted from the Company’s proxy statement filed with the Securities and Exchange Commission on August 3, 2018.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of shares of our common stock for (1) each person who is the beneficial owner of 5% or more of our outstanding common stock, (2) each of our directors and named executive officers, and (3) all of our directors and executive officers as a group. Each person or entity named in the tables has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the tables.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, common shares subject to options or other rights (as set forth above) held by that person that are exercisable as of this filing or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. As of August 3, 2018, we had 190 stockholders of record. This number excludes our common stock shares owned by shareholders holding under nominee security position listings.

Unless otherwise indicated, the address of each named person is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

	Numbers of Shares Beneficially Owned	Percentage of All Shares(1)
David Kelly	26,679	*
Andrew Franklin	4,295	*
Matthew Reddy	3,690	*
Carl B. McGowan, Jr.	21,648	*
Sean Armstrong	2,926	*
Jeff Zwerdling	80,315(2)	*
Andrew Jones	521,820(3)	5.6%
John Sweet	19,852	*
Stewart Brown	21,523	*
John McAuliffe	21,228	*
All directors, director nominees and executive officers as a group (10 persons)	723,976	7.7%

____________

*	Less than 1.0%

II-1

(1)	Based upon 9,383,062 shares of common stock outstanding on August 3, 2018. In addition, amounts for individuals assume that all Series B and D convertible preferred stock held by the individual are converted into common stock and all warrants held by the person are exercised.
(2)	Includes 62,095 shares of common stock, 14,000 shares of Series B convertible preferred stock convertible into 8,750 shares of common stock, 16,800 warrants to purchase 2,100 shares of common stock, and 5,000 shares of Series D cumulative convertible preferred stock convertible into 7,370 shares of common stock.
(3)	Includes 460,333 shares of common stock, 47,435 shares of Series B convertible preferred stock convertible into 29,647 shares of common stock and 21,600 shares of Series D cumulative convertible preferred stock convertible into 31,840 shares of common stock. Of these securities Mr. Jones owns 12,464 shares of common stock and 2,100 shares of Series B preferred stock personally and the remaining shares are held by various investment partnerships, funds and managed accounts, in which NS Advisors, LLC (“NS Advisors”) serves as the investment manager. Mr. Jones is the managing partners of NS Advisors and has sole voting and investment authority over the shares.

Based upon our records and the information reported in filing with the SEC, the following were beneficial owners of more than 5% of our shares of Common Stock as of August 3, 2018.

	Amount and Nature of Beneficial Ownership	Percentage of Our Outstanding Shares(1)
Stilwell Value Partners VII, L.P.(2) 111 Broadway, 12th Floor New York, NY 10006-1901	911,076	9.7%

Richard S. Strong(3) c/o Godfrey & Kahn, S.C. 833 East Michigan St., Suite 1800 Milwaukee, WI 53202	760,000	8.1%

Corbin Capital Partners, L.P.(4) 590 Madison Avenue New York, NY 10022	485,899	5.2%

Westport Capital Partners, LLC(5) 40 Danbury Road Wilton, CT 06897	857,864	9.1%

FMR, LLC(6) 245 Summer Street Boston, MA 02210	1,092,673	11.6%

NS Advisors, LLC(7) 274 Riverside Associates Westport, CT 06880	521,820	5.6%
Total of 5% or more shareholders as a group (6 shareholders)	4,629,332	49.3%

____________

(1)	Based upon 9,383,062 shares of common stock outstanding on August 3, 2018.
II-2

(2)	Based solely upon the Schedule 13D/A filed with the SEC by the beneficial owner on July 24, 2018 reporting beneficial ownership as of July 24, 2018 of 911,076 shares, which includes 25,400 shares of Series D cumulative convertible preferred stock. Stillwell Activist Fund, L.P., Stillwell Activist Investments, L.P., Stillwell Value LLC and Joseph Stillwell possess shared voting and dispositive power over 911,076 shares with Stillwell Value Partners VII, L.P.
(3)	Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on March 13, 2018 reporting beneficial ownership as of March 7, 2018 of 760,000 shares. Mr. Strong possesses shared voting power over 558,446 of the shares with Calm Waters Partnership. Mr. Strong possesses sole voting power over 201,554 of the shares.
(4)	Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 31, 2018 reporting beneficial ownership as of December 31, 2017. Corbin Capital Partners Group, L.P. possesses shared voting and dispositive power over 485,899 shares. In addition, based solely upon the Schedule 13G, Corbin Capital Partners, L.P. may be deemed to have beneficial ownership over the shares, and Corbin Equity Fund, L.P. may be deemed to have beneficial ownership over 395,687 of the shares.
(5)	Based solely upon the Schedule 13D/A filed with the SEC by the beneficial owner on April 13, 2018 reporting beneficial ownership as of April 11, 2018. In addition, based solely upon the Schedule 13D, Russel Bernard, Sean Armstrong, Wm. Gregory Geiger, Jordan Socaransky and Marc Porosoff are members of the investment committee of Westport Capital Partners, LLC and may be deemed to have beneficial ownership over the shares. The 857,864 shares include 373,390 shares held by the record owner WCP Real Estate Fund IV, L.P, and 187,930 shares held by the record owner WCP Real Estate Fund IV (ERISA), L.P.
(6)	Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 12, 2018 reporting beneficial ownership as of February 9, 2018 of 1,092,673 shares. Includes the shares reported by Abigail Johnson and Fidelity Real Estate Income Fund.
(7)	Based solely upon the Form 4 filed with the SEC by the beneficial owner on July 24, 2018 reporting beneficial ownership as of July 24, 2018 of 521,820 shares. NS Advisors possesses shared voting power of 505,258 with Andrew R. Jones. In addition, Andrew R. Jones possesses sole voting power of an additional 16,562 shares. These are the same shares beneficially owned by Mr. Jones identified in the executive officer and director table above.
II-3

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Stilwell your proxy “FOR” the election of the Nominees and in accordance with Stilwell’s recommendations on the other proposals on the agenda for the Annual Meeting by taking these three steps:

●	SIGNING the enclosed GREEN proxy card;
●	DATING the enclosed GREEN proxy card; and
●	MAILING the enclosed GREEN proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GREEN voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi at the address set forth below.

Attn: Teresa Huang

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Stockholders Call Toll-Free at: (877) 869-0171

E-mail: info@okapipartners.com

In addition, please feel free to contact Stilwell at the phone number or email listed below.

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

Direct: 212-269-1551

info@stilwellgroup.com

GREEN PROXY CARD

Wheeler Real Estate Investment Trust, Inc.

2018 ANNUAL MEETING OF Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF Stilwell Activist Investments, L.P. and the other participants in its solicitation

THE BOARD OF DIRECTORS OF Wheeler Real Estate Investment Trust, Inc.
IS NOT SOLICITING THIS PROXY

P       R       O       X       Y

The undersigned appoints Ms. Megan Parisi, Ms. E. J. Borrack, Mr. Bruce H. Goldfarb, Ms. Teresa Huang, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Wheeler Real Estate Investment Trust, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company scheduled to be held at The HarbourView Inn, The Flagship Room, 2 Vendue Range, Charleston, SC 29401, on October 3, 2018, beginning at 9:30 a.m., local Charleston, South Carolina time (including any adjournments or postponements thereof and any meeting called in lieu thereof) (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Stilwell Activist Investments, L.P. (“Stilwell”), a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “1 YEAR” WITH RESPECT TO PROPOSAL 2, “AGAINST” PROPOSAL 3, AND “FOR” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Stilwell’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GREEN PROXY CARD

[X] Please mark vote as in this example

STILWELL STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1.  STILWELL RECOMMENDS THAT Stockholders VOTE 1 YEAR WITH RESPECT TO PROPOSAL 2, AGAINST PROPOSAL 3, AND FOR PROPOSAL 4.

1.       Stilwell’s proposal to elect Joseph D. Stilwell, Paula J. Poskon and Corissa Briglia Porcelli as directors of the Company to serve until the 2019 annual meeting of stockholders.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW
Nominees:	Joseph D. Stilwell Paula J. Poskon Corissa Briglia Porcelli	☐	☐	☐ ________________ ________________

Stilwell does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for the substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Stilwell has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

Stilwell intends to use this proxy to vote (i) “FOR” Mr. Stilwell, Ms. Poskon and Ms. Porcelli, and (ii) “FOR” the candidates who have been nominated by the Company other than John McAuliffe, Carl B. McGowan, Jr. and Jeffrey Zwerdling, for whom Stilwell is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our Nominees are elected.

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s). You may also withhold authority to vote for one or more of the candidates who have been nominated by the Company other than John McAuliffe, Carl B. McGowan, Jr. and Jeffrey Zwerdling by writing the name of such nominee(s) below.

______________________________________________________________________________

  GREEN PROXY CARD

2.	Company’s proposal to approve, on an advisory basis, the frequency with which an advisory vote on executive compensation should be presented to the Company’s stockholders.
☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

3.	Company’s proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Company’s proposal to ratify the appointment of CHERRY BEKAERT LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.